EXHIBIT 10.93

TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 1, 2026, and effective in accordance with Section 3 below, by and among TTEC HOLDINGS, INC. (formerly known as TeleTech Holdings, Inc.), a Texas corporation (the “US Borrower”, the “Borrower”, or the “Administrative Borrower”, as applicable), certain subsidiaries of the Administrative Borrower party hereto, the Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (as defined below) (“Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrower, the financial institutions party thereto from time to time (the “Lenders”) and Agent are parties to the Amended and Restated Credit Agreement dated as of June 3, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; as amended by this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in accordance with Section 2.9(a) of the Existing Credit Agreement, the Borrower has elected to voluntarily reduce the Revolving Credit Commitment by $15,000,000 on the Twelfth Amendment Effective Date (such reduction in the Revolving Credit Commitment, the “Twelfth Amendment Effective Date Revolving Commitment Reduction”); and

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, Agent and the Lenders have agreed to, certain amendments to the Existing Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.Amendment to Existing Credit Agreement.  As of the Twelfth Amendment Effective Date (as defined below), subject to the terms and conditions hereof, the parties hereto agree that the Existing Credit Agreement is amended as follows:
(a)Amendments to Section 1.1 of the Existing Credit Agreement.
i.	The pricing grid set forth in clause (b) of the definition of “Applicable Margin” is hereby amended by (A) replacing the date “September 30, 2026” with the date “November 15, 2026” and (B) replacing the date “October 1, 2026” with the date “November 16, 2026”.
ii.	The definition of “Commitment Percentage” is amended and restated in its entirety to read as follows:

“Commitment Percentage” means, for each Lender, with respect to the Revolving Credit Commitment, the percentage set forth opposite such Lender’s name under the column headed “Commitment Percentage”, as listed in Schedule 1 hereto as of the Twelfth Amendment Effective Date (taking into account any assignments pursuant to Section 11.10 hereof).

iii.	Clause (h) of the definition of “Consolidated EBITDA” is hereby amended and restated in its entirety to read “[Reserved].”
iv.	The definition of “Revolving Amount” is amended and restated in its entirety to read as follows:

“Revolving Amount” means, for each Lender, the amount set forth opposite such Lender’s name on Schedule 1 hereto as of the Twelfth Amendment Effective Date, subject to decreases determined pursuant to Section 2.9(a) hereof, increases pursuant to Section 2.9(b) hereof and assignments of interests pursuant to Section 11.10 hereof; provided that the Revolving Amount for the Swing Line Lender shall exclude the Swing Line Commitment (other than its pro rata share), and the Revolving Amount of the Fronting Lender shall exclude the Letter of Credit Commitment (other than its pro rata share). The Revolving Amount for all the Lenders on the Twelfth Amendment Effective Date shall be Nine Hundred Sixty Million Dollars ($960,000,000).

v.	The following new definition is added in appropriate alphabetical order to Section 1.1:

“Twelfth Amendment Effective Date” means October 1, 2026.

(b)Amendment to Section 2.1(a) of the Existing Credit Agreement. Section 2.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Subject to the terms and conditions of this Agreement, the Revolving Lenders, during the Commitment Period and to the extent hereinafter provided, shall make Revolving Loans to Borrower, participate in Swing Loans made by the Swing Line Lender to US Borrower, and participate in Letters of Credit at the request of Administrative Borrower, in such aggregate amount as Borrower shall request pursuant to the Revolving Credit Commitment; provided that in no event shall the aggregate principal amount of all Revolving Loans, Swing Loans and Letters of Credit outstanding under this Agreement be in excess of the Revolving Amount; provided further that, from and after the Twelfth Amendment Effective Date, in no event shall the aggregate principal amount of all Revolving Loans, Swing Loans and Letters of Credit outstanding under this Agreement be in excess of $950,000,000 without the written consent of each Lender.”

(c)Amendment to Section 2.8(c) of the Existing Credit Agreement.  Section 2.8(c) of the Existing Credit Agreement is hereby deleted in its entirety.
(d)Amendment to Section 2.11(a) of the Existing Credit Agreement.  Section 2.11(a) of the Existing Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“If, at any time from and after the Twelfth Amendment Effective Date, the Revolving Credit Exposure shall exceed $950,000,000 without the written consent of each Lender, US Borrower shall, as promptly as practicable, but in no event later than the next Business Day, pay an aggregate principal amount of the Revolving Loans such that the Revolving Credit Exposure shall not exceed $950,000,000.”

(e)Amendment to Schedule. Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.
3.Conditions to Effectiveness.  This Amendment shall be deemed to be effective upon the satisfaction of each of the following conditions to the reasonable satisfaction of Agent (such date the “Twelfth Amendment Effective Date”):
(a)Executed Amendment. Agent’s receipt of counterparts of this Amendment duly executed by Agent, each Lender and an Authorized Officer of the Administrative Borrower and each other Credit Party;
(b)No Default or Event of Default.  No Default or Event of Default has occurred and is continuing as of the Twelfth Amendment Effective Date or after giving pro forma effect to this Amendment;
(c)Representations and Warranties.  All of the representations and warranties set forth in Article VI of the Credit Agreement shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Twelfth Amendment Effective Date, or if such representation speaks as of an earlier date, as of such earlier date; and
(d)Upfront Fees.  The Borrowers shall have paid to the Agent, for the ratable account of the Lenders, an upfront fee in an amount equal to 25 basis points multiplied by the aggregate Revolving Credit Commitment (determined as of the date hereof and after giving effect to the Twelfth Amendment Effective Date Revolving Commitment Reduction).

For purposes of determining compliance with the conditions specified in this Section 3, the Agent and each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Twelfth Amendment Effective Date specifying its objection thereto.

4.Representations and Warranties.  By its execution hereof, each Credit Party hereby represents and warrants to Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:
(a)each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
(b)no Default or Event of Default has occurred and is continuing as of the date hereof or after giving pro forma effect to this Amendment;
(c)it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment and the Credit Agreement;

(d)this Amendment has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Company under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party.
5.Effect of this Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.  This Amendment is a Loan Document.
6.Reaffirmations.  Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
7.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF BORROWER, AGENT, AND THE LENDERS SHALL BE GOVERNED BY NEW YORK LAW, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.
8.Counterparts.  This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9.Electronic Transmission.  Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
10.Release.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, each Credit Party hereby voluntarily and knowingly releases and forever discharges the Agent (and any sub-agent thereof), each Arranger, each Lender and each Fronting Lender, and each Related Party of any of the foregoing Persons (each, a “Lender Party Released Person”), from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating at any time on or before the effective date of this Amendment, that in any way relate to or arise from this Amendment, the Credit Agreement, any other Loan Document, any extension of credit thereunder or any transactions contemplated hereunder or thereunder, which such Credit Party may have against any Lender Party Released Person and irrespective of whether or not any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including the exercise of any rights and remedies under this Amendment, the Credit Agreement or any other Loan Document, or the negotiation, execution or implementation of this Amendment, the Credit Agreement or any other Loan Document. This paragraph shall survive the termination of each Loan Document and the repayment, satisfaction or discharge of the Loans and other Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

ADMINISTRATIVE BORROWER:

TTEC HOLDINGS, INC., as Borrower

By: Name: Kenneth R. Wagers, IIITitle: Chief Financial Officer

GUARANTORS OF PAYMENT:

TTEC SERVICES CORPORATION, as Guarantor of Payment

By: Name: Kenneth R. Wagers, IIITitle: Treasurer / Director

TTEC DIGITAL, LLC, as Guarantor of Payment

By: Name: Kenneth R. Wagers, IIITitle: EVP, Board of Managers

TTEC GOVERNMENT SOLUTIONS, LLC, as Guarantor of Payment

By: Name: Kenneth R. Wagers, IIITitle: Chief Financial Officer / Board of Managers

TTEC INTERNATIONAL HOLDINGS, LLC, as Guarantor of Payment

By: Name: Kenneth R. Wagers, IIITitle: Treasurer / Board of Managers

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

TTEC HEALTHCARE SOLUTIONS, INC., as Guarantor of Payment

By: Name: Kenneth R. Wagers, IIITitle: Treasurer / Director

MOTIF, INC., as Guarantor of Payment

By: Name: Kenneth R. Wagers, IIITitle: Treasurer / Director

TTEC INTERNATIONAL PTY LTD

By: Name: Paul MillerTitle: Director

TTEC B.V.

By: Name: Paul MillerTitle: Board of Managers

TTEC EUROPE B.V.

By: Name: Paul MillerTitle: Board of Managers

TELETECH OFFSHORE INVESTMENTS B.V.

By: Name: Paul MillerTitle: Board of Managers

TTEC (UK) SOLUTIONS LIMITED

By: Name: Kenneth R. Wagers, IIITitle: Director

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

TTEC CONSULTING (UK) LIMITED

By: Name: Christoper BrownTitle: Director

TTEC CX SOLUTIONS MEXICO, S.A. DE C.V.

By: Name: Paul MillerTitle: Director

TTEC CUSTOMER CARE MANAGEMENT PHILIPPINES, INC.

By: Name: Kenneth R. Wagers, IIITitle: Chief Financial Officer

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:

Name:

Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

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BANK OF AMERICA, N.A., as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

BMO BANK N.A. (as successor by merger to Bank of the West), as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

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KEYBANK NATIONAL ASSOCIATION, as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

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CITIBANK, N.A., as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

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HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

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THE NORTHERN TRUST COMPANY, as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

Commerce Bank, as Lender

By: Name: Title:

TTEC Holdings, Inc.

Twelfth Amendment to Amended and Restated Credit Agreement

Signature Page

ANNEX A

Amended Schedule 1 to Credit Agreement

See attached.

SCHEDULE 1

COMMITMENTS OF LENDERS

(as of the Twelfth Amendment Effective Date)

Lender	Revolving Amount	Commitment Percentage
Wells Fargo Bank, National Association	$169,600,000.00	17.6666666667%
Bank of America, N.A.	$169,600,000.00	17.6666666667%
PNC Bank, National Association	$153,600,000.00	16.0000000000%
U.S. Bank National Association	$153,600,000.00	16.0000000000%
BMO Bank N.A., successor by merger to Bank of the West	$105,600,000.00	11.0000000000%
KeyBank National Association	$92,800,000.00	9.6666666667%
Citibank, N.A.	$44,800,000.00	4.6666666667%
HSBC Bank USA, National Association	$32,000,000.00	3.3333333333%
The Northern Trust Company	$22,400,000.00	2.3333333333%
Commerce Bank	$16,000,000.00	1.6666666667%
Total	$960,000,000.00	100.000000000%